SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
 --------------------------------------------------------------

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 28, 1997

Rexhall Industries, Inc.
(Exact name of registrant as specified in charter)

California              0-10067        95-4135907
(State or other         (Commission         (IRS Employer
jurisdiction of         File Number)        Identification No.)
incorporation)

46147 7th Street West, Lancaster California           93534
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:

                          (805) 726-0565

_____________________________________________________________________________
(Former name or former address, if changed since last report.)


Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         None.

Item 3.  Bankruptcy or Receivership.

         Not applicable.



Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events.

The Company is a defendant in an action filed on behalf of purchasers of its motorhomes, alleging that the Company and its California dealers misrepresented the construction and quality of its motorhomes.
The action is currently pending in Orange County Superior Court, California. Two classes have been certified, one being those who have claims relating to roll cage construction, and the other, inclusive class of those whose claims relate to quality control. Notification of the classes will begin soon.
The relief requested includes actual damages, injunctive relief, and punitive damages. While the outcome of the litigation cannot be predicted, the Company believes that it has meritorious defenses to the claims.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Not applicable.


EXHIBITS

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Rexhall Industries, Inc.
                                       (Registrant)

Date: August 28 1997              By:___________________________
                                       William Rex